Exhibit 99.2

Q4 2016 Earnings November 2, 2016

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2015 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Strong quarter with record adjusted EPS and free cash flow Sales of $3.3B in line with guidance Adjusted EPS of $1.27, above the high end of guidance Excluding the additional week in Q4, year-over-year sales were up 2% organically and adjusted EPS were up 27% to $1.14, a new record Orders growth both sequentially and Y/Y, with book to bill of 1.03 excluding SubCom Adjusted Operating Margin of 16.5% Generated record quarterly Free Cash Flow of $594M Strengthened our harsh environment portfolio with the acquisition of Intercontec in Industrial Solutions SubCom awarded the Pacific Light Cable Network (PLCN), a transpacific cable system with Google & Facebook (Announced in October) Note: Q4 FY16 includes an additional week which contributed sales of $238M and Adjusted EPS of $0.13 Q4 Highlights 3 Adjusted EPS, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted EPS Excluding the Impact of the Additional Week, Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

Delivered solid performance in a challenging economic environment Sales of $12.24B, flat Y/Y and up 2% organically Delivered mid-single digit organic growth in Transportation Industrial Solutions showed sequential 2H growth following 1H supply chain corrections SubCom grew 25% Y/Y, with a current backlog of $1B of programs in force Adjusted Operating Margins of 15.8% Adjusted EPS of $4.08, up 13% Y/Y and $0.08 above original guidance midpoint set a year ago Excluding the additional week, Adjusted EPS were $3.95, up 10% Y/Y Generated $1.6B of Free Cash Flow Returned $3.1B to shareholders through dividends and share repurchases Harsh strategy continuing to deliver Benefitting from secular trend of content growth; driving integrated solutions for customers Expanded our harsh portfolio with acquisitions in interventional medical, industrial connectors and automotive sensors Sold Circuit Protection as we continue to focus on harsh applications Note: FY16 includes an additional week which contributed sales of $238M and Adjusted EPS of $0.13 FY16 Highlights 4 Organic Net Sales Growth, Adjusted EPS, Adjusted EPS Excluding the Impact of the Additional Week, Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

FY15 FY16 FY16 FY16 Q4 Q3 Q4 14 Week Q4 13 Week Transportation 1,480 1,659 1,854 1,704 Industrial 720 879 888 832 Communications Ex SubCom 448 399 447 416 Total TE Ex SubCom 2,648 2,937 3,189 2,952 Book to Bill Ex SubCom 0.95 1.01 1.03 1.03 Segment Orders Summary ($ in millions) 5 Transportation Y/Y growth in all regions with significant strength in China Y/Y growth in all Industrial businesses excluding Oil and Gas Communications Y/Y orders growth excluding the impact of the sale of Circuit Protection; orders grew 4% sequentially Note: Comments based on 13 week orders Healthy Book to Bill of 1.03: Sequential and Y/Y growth

Y/Y Growth Rates Actual 14 Week Organic 13 Week Organic Automotive $1,311 16% 15% 6% Commercial Transportation 215 13% 12% 4% Sensors 210 11% 4% (2)% Transportation Solutions $1,736 15% 13% 5% $ in Millions Sales Automotive organic sales growth driven by Asia and Europe Commercial Transportation organic growth above market driven by our strength in China and EMEA Sensors growth in automotive offset by softness in industrial related markets Note: Comments based on 13 week organic results Business Performance Actual Up 15% Organic Up 13% Reported Organic Orders $1,854 25% 25% Adjusted Operating Margin Operating margins in line with expectations Organic Sales Growth, Organic Net Sales Growth Excluding the Impact of the Additional Week and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 6 20.3% 19.6% Q4 2015 Q4 2016 $1,508 $1,736 Q4 2015 Q4 2016

Y/Y Growth Rates Actual 14 Week Organic 13 Week Organic Industrial Equipment $427 25% 1% (7)% Aerospace & Defense 269 14% 13% 6% Oil and Gas 30 (25)% (23)% (27)% Energy 193 12% 13% 6% Industrial Solutions $919 16% 6% (2)% $ in Millions Sales Industrial Equipment growth includes the Creganna acquisition; organic decline due to weak global industrial markets Aerospace and Defense growth driven by strength in Commercial Air and gains in Defense business Oil and Gas markets remain weak Energy growth driven by China and the Americas Note: Comments based on 13 week organic results Business Performance Actual Up 16% Organic Up 6% Adjusted Operating Margin Industrial Solutions 7 Reported Organic Orders $888 23% 10% Operating margins in line with expectations; Y/Y impacted by Oil and Gas weakness Organic Sales Growth, Organic Net Sales Growth Excluding the Impact of the Additional Week and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. $792 $919 Q4 2015 Q4 2016 13.9% 13.4% Q4 2015 Q4 2016

Y/Y Growth Rates Actual 14 Week Organic 13 Week Organic SubCom $239 18% 18% 13% Appliances 176 11% 10% 3% Data & Devices 262 (19)% (6)% (13)% Communications Solutions $677 (1)% 6% (1)% $ in Millions Sales SubCom remains robust with $1B of backlog Appliances growth driven by strength in Asia Data & Devices delivered another quarter of sequential growth; actual sales decline due to Circuit Protection sale; organic decline driven by product exits Note: Comments based on 13 week organic results Business Performance Actual Down 1% Organic Up 6% Reported Organic Orders ex SubCom $447 -% 10% Adjusted Operating Margin Operating margins expand 180bps sequentially; up Y/Y due to productivity 8 Communications Solutions Organic Sales Growth, Organic Net Sales Growth Excluding the Impact of the Additional Week and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 10.5% 12.9% Q4 2015 Q4 2016 $684 $677 Q4 2015 Q4 2016

Net Sales Excluding the Impact of the Additional Week, Adjusted Operating Income, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EPS and Adjusted EPS Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description. *Represents Diluted Earnings Per Share from Continuing Operations 14 Week 13 Week ($ in Millions, except per share amounts) Q4 FY15 Q4 FY16 Q4 FY16 Net Sales $ 2,984 $ 3,332 $ 3,094 Operating Income $ 407 $ 517 $ 462 Operating Margin 13.6% 15.5% 14.9% Acquisition Related Charges 11 4 4 Restructuring & Other Charges, net 70 30 30 Adjusted Operating Income $ 488 $ 551 $ 496 Adjusted Operating Margin 16.4% 16.5% 16.0% Earnings Per Share* $ 0.34 $ 1.22 $ 1.09 Acquisition Related Charges 0.03 0.01 0.01 Restructuring & Other Charges, net 0.13 0.04 0.04 Tax Items 0.40 - - Adjusted EPS $ 0.90 $ 1.27 $ 1.14 Q4 Financial Summary 9

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; See Appendix for description and reconciliation. Q4 Operating Metrics 10 Adjusted EBITDA Margin $389 $594 Q4 2015 Q4 2016 32.5% 33.2% Q4 2015 Q4 2016 16.4% 16.5% Q4 2015 Q4 2016 21.7% 20.9% Q4 2015 Q4 2016

Q1 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Mid Single Digits Up Mid Single Digits Organic	• Automotive growth expected in China and EMEA, with mid single digit growth expected on 2% global auto production growth; Commercial Transportation growth expected above market, with strength in Asia heavy trucks
Industrial Solutions	Up Mid Teens Flat Organic	• Industrial Solutions growth driven by interventional medical and Intercontec acquisitions; organic growth flat due to weakness in Oil and Gas markets
Communications Solutions	Down Mid Single Digits Up Low Single Digits Organic	• Communications organic growth driven by Appliances and SubCom; Q1 growth impacted by the sale of the Circuit Protection business
TE Connectivity	Sales $2.95B to $3.05B Adjusted EPS $0.98 to $1.02	• Sales up 6% Y/Y and up 3% organically at midpoint • Adjusted EPS up 19% at the midpoint

Strong sales and Adjusted EPS growth Y/Y

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

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TE connectivity

FY17 Outlook* vs 52 week prior year

	Guidance*	Highlights
Transportation Solutions	Up Mid Single Digits Up Mid Single Digits Organic	• Expect Automotive organic growth in the mid-single digits on ~1% increase in global auto production, reflecting content growth trends; Commercial Transportation expected to perform better than market with content expansion; Sensors growth driven by new platform ramps
Industrial Solutions	Up Low Double Digits Up Low Single Digits Organic	• Industrial Solutions growth driven by acquisitions, momentum in interventional medical applications, and gains in Commercial Aerospace and Defense
Communications Solutions	Flat Y/Y Up Low Single Digits Organic	• Communications organic growth expected in Appliances and SubCom up mid single digits Y/Y; Data and Devices impacted by sale of Circuit Protection in March 2016
TE Connectivity	Sales of $12.3B - $12.9B Adjusted EPS of $4.19 - $4.49	• Sales up 5% Y/Y and up 3% organically at midpoint • Adjusted EPS up 10% at midpoint vs. 52 week FY16 at $3.95

Sales Up 5% with double digit Adjusted EPS growth Y/Y

* Assumes foreign exchange rates and commodity prices that are consistent with current levels; Growth comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2016 ($238M Revenue and $0.13 Adjusted EPS)

Organic Sales Growth, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted EPS and Adjusted EPS Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description and reconciliation.

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Additional Information 13

Q4 FY16 Impact of Additional Week 14 Q4 13 Week Q4 Sales Impact of 14th Week Sales (Normalized) Actual Growth Organic Growth Automotive $1,311 $(102) $1,209 7.2% 6.3% Commercial Transportation 215 (15) 200 5.3 4.2 Sensors 210 (13) 197 3.7 (2.3) Transportation Solutions 1,736 (130) 1,606 6.5 4.9 Industrial Equipment 427 (32) 395 15.2 (7.1) Aerospace, Defense, Oil & Gas 299 (20) 279 1.1 0.9 Energy 193 (13) 180 4.0 5.8 Industrial Solutions 919 (65) 854 7.8 (1.5) Data and Devices 262 (21) 241 (25.4) (13.3) Subsea Communications 239 (11) 228 12.9 13.1 Appliances 176 (11) 165 3.8 3.0 Communications Solutions 677 (43) 634 (7.3) (0.9) Total TE $3,332 $(238) $3,094 3.7% 1.9% Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week and Organic Net Sales Growth Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description and reconciliation.

Sales (in millions) Adjusted EPS Q4 2015 Results $2,984 $0.90 FX Benefit 11 0.01 Operational Performance 99 0.23 Q4 2016 Results (13 Weeks) $3,094 $1.14 Additional Week 238 0.13 Q4 2016 Results* $3,332 $1.27 Y/Y Q4 2016 15 Net Sales Excluding the Impact of the Additional Week, Adjusted EPS Excluding the Impact of the Additional Week and Adjusted EPS are non-GAAP measures; See Appendix for description and reconciliation. * 14 Week Quarter

Y/Y 2016 16 Sales (in millions) Adjusted EPS 2015 Results $12,233 $3.60 FX Impact (254) (0.07) Operational Performance 21 0.42 2016 Results (52 Weeks) $12,000 $3.95 2016 Growth in Constant Currency - 12% Additional Week 238 0.13 2016 Results* $12,238 $4.08 2016 Growth in Constant Currency 2% 15% Net Sales Excluding the Impact of the Additional Week, Adjusted EPS Excluding the Impact of the Additional Week and Adjusted EPS are non-GAAP measures; See Appendix for description and reconciliation. * 53 Week Year Double digit Adjusted EPS growth despite challenged macro environment

Y/Y Q1 2017 17 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q1 2016 Results $2,833 $0.84 Operational Performance 82 0.13 Acquisitions / Divestitures, net 64 0.02 FX Benefit 21 0.01 Q1 2017 Guidance $3,000 $1.00 Guidance Range: Sales $2.95B to $3.05B Adjusted EPS $0.98 to $1.02

Y/Y 2017 18 Net Sales Excluding the Impact of the Additional Week, Adjusted EPS Excluding the Impact of the Additional Week and Adjusted EPS are non-GAAP measures; See Appendix for description and reconciliation. * 53 Week Year Sales (in millions) Adjusted EPS 2016 Results* $12,238 $4.08 Additional Week (238) (0.13) 2016 – 52 Weeks $12,000 $3.95 Operational Performance 416 0.33 Acquisitions / Divestitures, net 184 0.06 FX Impact N/M N/M 2017 Guidance $12,600 $4.34 Guidance Range: Sales of $12.3B - $12.9B Adjusted EPS of $4.19 - $4.49

Liquidity Summary ($ in Millions) Q4 2015 Q4 2016 Beginning Cash Balance $701 $694 Free Cash Flow 389 594 Dividends (132) (132) Share repurchases (512) (130) Acquisitions, net of cash acquired 1 (342) Net increase (decrease) in commercial paper (131) 30 Proceeds from sale of discontinued operations, net 2,957 - Other 56 (67) Ending Cash Balance $3,329 $647 Total Debt $3,884 $4,070 ($ in Millions) Q4 2015 Q4 2016 Cash from Continuing Operations $540 $782 Capital expenditures, net Pre-separation and BNS related tax payments, net (168) 17 (203) 15 Free Cash Flow $389 $594 A/R - $ $2,120 $2,046 Days Sales Outstanding* 64 60 Inventory (Excl. CIP) - $ $1,569 $1,414 Days on Hand* 70 62 Accounts Payable - $ $1,143 $1,090 Days Outstanding* 51 47 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions and the additional week in FY16 Free Cash Flow and Working Capital Liquidity, Cash & Debt Q4 Balance Sheet & Cash Flow Summary 19

Appendix 20

Non-GAAP Measures 21 “Organic Net Sales Growth,” “Organic Net Sales Growth Excluding the Impact of the Additional Week,” “Net Sales Excluding the Impact of the Additional Week,” “Net Sales Growth Excluding the Impact of the Additional Week,” “Net Sales in Constant Currency,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Income Excluding the Impact of the Additional Week,” Adjusted Operating Margin Excluding the Impact of the Additional Week,” “Adjusted Operating Income in Constant Currency,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Adjusted Earnings Per Share Excluding the Impact of the Additional Week,” “Adjusted Earnings Per Share in Constant Currency,” “Adjusted EBITDA,” “Adjusted EBITDA Margin,” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures: Organic Net Sales Growth – is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Net Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. Organic Net Sales Growth Excluding the Impact of the Additional Week, Net Sales Excluding the Impact of the Additional Week, and Net Sales Growth Excluding the Impact of the Additional Week – represent Organic Net Sales Growth, net sales (the most comparable GAAP measure), and net sales growth (the most comparable GAAP measure), respectively, excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year. We believe these measures are useful to investors because they provide insight into our underlying operating results, trends, and the comparability of these results between periods. Net Sales in Constant Currency – represents net sales (the most comparable GAAP measure) excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our sales. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP measures) before special items including acquisition related charges, if any. We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. Adjusted Operating Income – represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is useful to investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Income Excluding the Impact of the Additional Week and Adjusted Operating Margin Excluding the Impact of the Additional Week – represents Adjusted Operating Income and Adjusted Operating Margin, respectively, excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. We believe these measures are useful to investors because they provide insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Income in Constant Currency – represents Adjusted Operating Income excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our operating income. Adjusted Operating Margin – represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. Adjusted Other Income, Net – represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.

Non-GAAP Measures (cont.) 22 Adjusted Income Tax Expense – represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Effective Tax Rate – represents effective income tax rate (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides insight into our underlying operating results, trends, and the comparability of these results between periods, since it excludes the impact of special items, which may recur, but tend to be irregular as to timing. It also is a significant component in our incentive compensation plans. Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represents Adjusted Earnings Per Share excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. We believe Adjusted Earnings Per Share Excluding the Impact of the Additional Week is useful to investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Earnings Per Share in Constant Currency – represents Adjusted Earnings Per Share excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our earnings per share. Adjusted EBITDA and Adjusted EBITDA Margin -represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted EBITDA and Adjusted EBITDA Margin to give investors a perspective in assessing our operating performance, trends, and the comparability of our results between periods. Free Cash Flow (FCF) –is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

23 Segment Summary for the Quarter & Year Ended September 30, 2016 Operating Adjusted Operating Y/Y Actual Y/Y Organic Margin for the Margin for the September 25, September 30, Sales Sales Quarter Ended Quarter Ended Segment 2015 2016 Growth Growth (1) September 30, 2016 September 30, 2016 (1) Transportation Solutions 1,508 $ 1,736 $ 15.1% 13.4% 19.8% 19.6 % Industrial Solutions 792 919 16.0 6.0 12.9 13.4 Communications Solutions 684 677 (1.0) 5.9 8.0 12.9 Total 2,984 $ 3,332 $ 11.7% 9.8% 15.5% 16.5 % Operating Adjusted Operating Y/Y Actual Y/Y Organic Margin for the Margin for the September 25, September 30, Sales Sales Year Ended Year Ended Segment 2015 2016 Growth Growth (1) September 30, 2016 September 30, 2016 (1) Transportation Solutions 6,351 $ 6,503 $ 2.4% 4.9% 18.3% 19.2 % Industrial Solutions 3,179 3,215 1.1 (2.8) 10.7 12.3 Communications Solutions 2,703 2,520 (6.8) (1.6) 14.6 11.6 Total 12,233 $ 12,238 $ - % 1.5% 15.5% 15.8% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. ($ in millions) For the Quarters Ended Net Sales ($ in millions) Net Sales For the Years Ended

Reconciliation of Net Sales Growth– Q4 16 vs. Q4 15

	Change in Net Sales for the Quarter Ended September 30, 2016 versus Net Sales for the Quarter Ended September 25, 2015						Percentage of Segment's Total Net Sales for the Quarter Ended September 30, 2016
	Total		Translation [1]	Acquisitions (Divestiture)	Organic [2]		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 183	16.2 %	$ 11	$ -	$ 172	15.3 %	76 %
Commercial Transportation	25	13.2	3	-	22	12.1	12
Sensors	20	10.5	(2)	14	8	4.2	12
Total	228	15.1	12	14	202	13.4	100 %
Industrial Solutions [3]:							
Aerospace, Defense, Oil, and Gas:							
Aerospace and Defense	33	14.0	1	1	31	13.3	29 %
Oil and Gas	(10)	(25.0)	(1)	-	(9)	(23.0)	4
Aerospace, Defense, Oil, and Gas Total	23	8.3	-	1	22	8.0	33
Industrial Equipment	84	24.5	2	79	3	0.7	46
Energy	20	11.6	(3)	-	23	13.4	21
Total	127	16.0	(1)	80	48	6.0	100 %
Communications Solutions [3]:							
Data and Devices	(61)	(18.9)	-	(47)	(14)	(5.8)	39 %
Subsea Communications	37	18.3	-	-	37	18.3	35
Appliances	17	10.7	-	-	17	10.4	26
Total	(7)	(1.0)	-	(47)	40	5.9	100 %
Total	$ 348	11.7 %	$ 11	$ 47	$ 290	9.8 %	

(1) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(2) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

(3) Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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TE connectivity

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2016 25 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 344 $ 3 $ (6) $ 341 $ Industrial Solutions 119 1 3 123 Communications Solutions 54 - 33 87 Total 517 $ 4 $ 30 $ 551 $ Operating Margin 15.5% 16.5% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (52) $ (1) $ (15) $ (68) $ Effective Tax Rate 10.6% 13.0% Income from Continuing Operations 437 $ 3 $ 15 $ 455 $ Diluted Earnings per Share from Continuing Operations 1.22 $ 0.01 $ 0.04 $ 1.27 $ (1) Includes $3 million of acquisition and integration costs and $1 million of non-cash amortization associated with fair value adjustments related to acquired customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2016 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 297 $ 2 $ 21 $ - $ 320 $ Industrial Solutions 95 16 1 - 112 Communications Solutions 60 - 9 - 69 Total 452 $ 18 $ 31 $ - $ 501 $ Operating Margin 14.5% 16.1% Other Expense, Net (651) $ - $ - $ 650 $ (1) $ Income Tax (Expense) Benefit 1,019 $ (3) $ (10) $ (1,086) $ (80) $ Effective Tax Rate 446.9% 17.0% Income from Continuing Operations 791 $ 15 $ 21 $ (436) $ 391 $ Diluted Earnings per Share from Continuing Operations 2.19 $ 0.04 $ 0.06 $ (1.21) $ 1.08 $ ($ in millions, except per share data) Adjustments (4) See description of non-GAAP measures contained in this Appendix. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (1) Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 25, 2015

	U.S. GAAP	Adjustments: Acquisition Related Charges [1][2]	Adjustments: Restructuring and Other Charges, Net [2]	Adjustments: Tax Items [3]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 272	$ 5	$ 29	$ -	$ 306
Industrial Solutions	84	6	20	-	110
Communications Solutions	51	-	21	-	72
Total	$ 407	$ 11	$ 70	$ -	$ 488
Operating Margin	13.6%				16.4%
Other Income, Net	$ 9	$ -	$ -	$ (5)	$ 4
Income Tax Expense	$ (252)	$ 1	$ (17)	$ 168	$ (100)
Effective Tax Rate	64.9%				21.6%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 136	$ 12	$ 53	$ 163	$ 364
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 0.34	$ 0.03	$ 0.13	$ 0.40	$ 0.90

(1) Includes $9 million of acquisition and integration costs and $2 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. Also includes $63 million of income tax benefits associated with the settlement of audits of prior year income tax returns.

(4) See description of non-GAAP measures contained in this Appendix.

27

TE connectivity

Impact of Additional Week for Q4 2016

	For the Quarter Ended September 30, 2016			For the Quarter Ended September 25, 2015	Change in Net Sales for the Quarter Ended September 30, 2016 versus Net Sales for the Quarter Ended September 25, 2015			Change in Organic Net Sales for the Quarter Ended September 30, 2016 versus Organic Net Sales for the Quarter Ended September 25, 2015		
		Adjustment				Adjustment			Adjustment	
	14 Weeks U.S. GAAP	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]		14 Weeks U.S. GAAP	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]	14 Weeks (Non-GAAP) [2]	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 1,311	$ (102)	$ 1,209	$ 1,128	16.2%	(9.0)%	7.2%	15.3%	(9.0)%	6.3%
Commercial Transportation	215	(15)	200	190	13.2	(7.9)	5.3	12.1	(7.9)	4.2
Sensors	210	(13)	197	190	10.5	(6.8)	3.7	4.2	(6.5)	(2.3)
Total	1,736	(130)	1,606	1,508	15.1	(8.6)	6.5	13.4	(8.5)	4.9
Industrial Solutions										
Aerospace, Defense, Oil, and Gas:										
Aerospace and Defense	269	(18)	251	236	14.0	(7.6)	6.4	13.3	(7.5)	5.8
Oil and Gas	30	(2)	28	40	(25.0)	(5.0)	(30.0)	(23.0)	(3.6)	(26.6)
Aerospace, Defense, Oil, and Gas Total	299	(20)	279	276	8.3	(7.2)	1.1	8.0	(7.1)	0.9
Industrial Equipment	427	(32)	395	343	24.5	(9.3)	15.2	0.7	(7.8)	(7.1)
Energy	193	(13)	180	173	11.6	(7.6)	4.0	13.4	(7.6)	5.8
Total	919	(65)	854	792	16.0	(8.2)	7.8	6.0	(7.5)	(1.5)
Communications Solutions										
Data and Devices	262	(21)	241	323	(18.9)	(6.5)	(25.4)	(5.8)	(7.5)	(13.3)
Subsea Communications	239	(11)	228	202	18.3	(5.4)	12.9	18.3	(5.2)	13.1
Appliances	176	(11)	165	159	10.7	(6.9)	3.8	10.4	(7.4)	3.0
Total	677	(43)	634	684	(1.0)	(6.3)	(7.3)	5.9	(6.8)	(0.9)
Total	$ 3,332	$ (238)	$ 3,094	$ 2,984	11.7%	(8.0)%	3.7%	9.8%	(7.9)%	1.9%

		Adjustments			Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges, Net	14 Weeks (Non-GAAP) [2]	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
	($ in millions, except per share data)					
Operating Income	$ 517	$ 4	$ 30	$ 551	$ (55)	$ 496
Operating Margin	15.5%			16.5%		16.0%
Diluted Earnings per Share from Continuing Operations	$ 1.22	$ 0.01	$ 0.04	$ 1.27	$ (0.13)	$ 1.14

[1] Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.
[2] See description of non-GAAP measures contained in this Appendix.
[3] Includes $3 million of acquisition and integration costs and $1 million of non-cash amortization associated with fair value adjustments related to acquired customer order backlog recorded in cost of sales.

28

TE connectivity

Reconciliation of Net Sales Growth– 2016 vs. 2015

	Change in Net Sales for the Year Ended September 30, 2016 versus Net Sales for the Year Ended September 25, 2015						Percentage of Segment's Total Net Sales for the Year Ended September 30, 2016
	Total		Translation [1]	Acquisitions (Divestiture)	Organic [2]		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 132	2.8 %	$ (134)	$ -	$ 266	5.6 %	75 %
Commercial Transportation	5	0.6	(16)	-	21	2.6	13
Sensors	15	2.0	(24)	16	23	3.1	12
Total	152	2.4	(174)	16	310	4.9	100 %
Industrial Solutions [3]:							
Aerospace, Defense, Oil, and Gas:							
Aerospace and Defense	24	2.5	(13)	9	28	3.0	30 %
Oil and Gas	(75)	(37.5)	(2)	-	(73)	(36.0)	4
Aerospace, Defense, Oil, and Gas Total	(51)	(4.4)	(15)	9	(45)	(3.8)	34
Industrial Equipment	96	7.3	(14)	179	(69)	(5.2)	44
Energy	(9)	(1.3)	(34)	-	25	3.6	22
Total	36	1.1	(63)	188	(89)	(2.8)	100 %
Communications Solutions [3]:							
Data and Devices	(337)	(24.8)	(6)	(123)	(208)	(17.8)	40 %
Subsea Communications	176	24.8	-	-	176	24.8	35
Appliances	(22)	(3.5)	(11)	-	(11)	(1.8)	25
Total	(183)	(6.8)	(17)	(123)	(43)	(1.6)	100 %
Total	$ 5	- %	$ (254)	$ 81	$ 178	1.5 %	

[1] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[2] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

29

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2016 30 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 1,191 $ 9 $ 46 $ - $ 1,246 $ Industrial Solutions 343 23 31 - 397 Communications Solutions 368 - (75) - 293 Total 1,902 $ 32 $ 2 $ - $ 1,936 $ Operating Margin 15.5% 15.8% Other Income (Expense), Net (632) $ - $ - $ 650 $ 18 $ Income Tax (Expense) Benefit 779 $ (7) $ (2) $ (1,111) $ (341) $ Effective Tax Rate (67.0)% 18.5% Income from Continuing Operations 1,941 $ 25 $ - $ (461) $ 1,505 $ Diluted Earnings per Share from Continuing Operations 5.26 $ 0.07 $ - $ (1.25) $ 4.08 $ ($ in millions, except per share data) (1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (4) See description of non-GAAP measures contained in this Appendix. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2015

	U.S. GAAP	Adjustments: Acquisition Related Charges [1][2]	Adjustments: Restructuring and Other Charges, Net [2]	Adjustments: Tax Items [3]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 1,193	$ 61	$ 39	$ -	$ 1,293
Industrial Solutions	352	33	44	-	429
Communications Solutions	204	-	66	-	270
Total	$ 1,749	$ 94	$ 149	$ -	$ 1,992
Operating Margin	14.3%				16.3%
Other Income (Expense), Net	$ (55)	$ -	$ -	$ 84	$ 29
Income Tax Expense	$ (337)	$ (22)	$ (29)	$ (36)	$ (424)
Effective Tax Rate	21.4%				22.3%
Income from Continuing Operations	$ 1,238	$ 72	$ 120	$ 48	$ 1,478
Diluted Earnings per Share from Continuing Operations	$ 3.01	$ 0.18	$ 0.29	$ 0.12	$ 3.60

(1) Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business.

(4) See description of non-GAAP measures contained in this Appendix.

31

TE connectivity

Impact of Additional Week for Fiscal 2016

	Fiscal 2016				Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015			Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 [2]		
		Adjustment				Adjustment			Adjustment	
	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	Fiscal 2015	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 4,912	$ (102)	$ 4,810	$ 4,780	2.8%	(2.2)%	0.6%	5.6%	(2.2)%	3.4%
Commercial Transportation	825	(15)	810	820	0.6	(1.8)	(1.2)	2.6	(1.8)	0.8
Sensors	766	(13)	753	751	2.0	(1.7)	0.3	3.1	(1.7)	1.4
Total	6,503	(130)	6,373	6,351	2.4	(2.1)	0.3	4.9	(2.1)	2.8
Industrial Solutions										
Aerospace, Defense, Oil, and Gas:										
Aerospace and Defense	975	(18)	957	951	2.5	(1.9)	0.6	3.0	(1.9)	1.1
Oil and Gas	125	(2)	123	200	(37.5)	(1.0)	(38.5)	(36.0)	(0.7)	(36.7)
Aerospace, Defense, Oil, and Gas Total	1,100	(20)	1,080	1,151	(4.4)	(1.8)	(6.2)	(3.8)	(1.7)	(5.5)
Industrial Equipment	1,419	(32)	1,387	1,323	7.3	(2.5)	4.8	(5.2)	(2.1)	(7.3)
Energy	696	(13)	683	705	(1.3)	(1.8)	(3.1)	3.6	(1.9)	1.7
Total	3,215	(65)	3,150	3,179	1.1	(2.0)	(0.9)	(2.8)	(1.9)	(4.7)
Communications Solutions										
Data and Devices	1,020	(21)	999	1,357	(24.8)	(1.6)	(26.4)	(17.8)	(1.7)	(19.5)
Subsea Communications	885	(11)	874	709	24.8	(1.5)	23.3	24.8	(1.3)	23.5
Appliances	615	(11)	604	637	(3.5)	(1.7)	(5.2)	(1.8)	(1.9)	(3.7)
Total	2,520	(43)	2,477	2,703	(6.8)	(1.6)	(8.4)	(1.6)	(1.7)	(3.3)
Total	$ 12,238	$ (238)	$ 12,000	$ 12,233	-%	(1.9)%	(1.9)%	1.5%	(2.0)%	(0.5)%

		Adjustments				Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges, Net	Tax Items [4]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
	($ in millions, except per share data)						
Operating Income	$ 1,902	$ 32	$ 2	$ -	$ 1,936	$ (55)	$ 1,881
Operating Margin	15.5%				15.8%		15.7%
Diluted Earnings per Share from Continuing Operations	$ 5.26	$ 0.07	$ -	$ (1.25)	$ 4.08	$ (0.13)	$ 3.95

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP measures contained in this Appendix.

(3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

32

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 25, 2015 33 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 261 $ 3 $ 16 $ - $ 280 $ Industrial Solutions 66 3 9 - 78 Communications Solutions 71 - 15 - 86 Total 398 $ 6 $ 40 $ - $ 444 $ Operating Margin 14.0% 15.7% Other Income, Net 8 $ - $ - $ - $ 8 $ Income Tax Expense (58) $ (2) $ (12) $ (28) $ (100) $ Effective Tax Rate 15.2% 23.4% Income from Continuing Operations 324 $ 4 $ 28 $ (28) $ 328 $ Diluted Earnings per Share from Continuing Operations 0.83 $ 0.01 $ 0.07 $ (0.07) $ 0.84 $ (4) See description of non-GAAP measures contained in this Appendix. (1) Includes $5 million of acquisition and integration costs and $1 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Income tax benefits related to deferred tax assets recognized in connection with the anticipated sale of the Circuit Protection Devices Adjustments ($ in millions, except per share data)

Reconciliation of Gross Margin & Gross Margin Percentage 34 September 25, September 30, September 25, September 30, 2015 2016 2015 2016 Net Sales 2,984 $ 3,332 $ 12,233 $ 12,238 $ Cost of Sales 2,016 2,228 8,146 8,205 Gross Margin 968 1,104 4,087 4,033 Gross Margin Percentage 32.4% 33.1% 33.4% 33.0% Acquisition Related Charges 2 1 36 10 Adjusted Gross Margin (1) 970 $ 1,105 $ 4,123 $ 4,043 $ Adjusted Gross Margin Percentage (1) 32.5% 33.2% 33.7% 33.0% (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended For the Years Ended ($ in millions)

Reconciliation of Free Cash Flow 35 September 25, September 30, September 25, September 30, 2015 2016 2015 2016 Net cash provided by operating activities: Net cash provided by continuing operating activities 540 $ 782 $ 1,619 $ 2,019 $ Net cash provided by (used in) discontinued operating activities 84 (98) 294 (97) 624 684 1,913 1,922 Net cash provided by (used in) investing activities 2,801 (524) 636 (1,581) Net cash used in financing activities (767) (218) (1,606) (3,030) Effect of currency translation on cash (30) 11 (71) 7 Net increase (decrease) in cash and cash equivalents 2,628 $ (47) $ 872 $ (2,682) $ Net cash provided by continuing operating activities 540 $ 782 $ 1,619 $ 2,019 $ Excluding: Payments related to pre-separation U.S. tax matters, net 17 5 40 150 Payments related to income taxes on the sale of the Broadband Network Solutions business - 10 - 36 Capital expenditures, net (168) (203) (583) (620) Free cash flow (1) 389 $ 594 $ 1,076 $ 1,585 $ (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended For the Years Ended (in millions)

Reconciliation of Adjusted EBITDA Margin 36 September 25, June 24, September 30, September 25, September 30, 2015 2016 2016 2015 2016 Net income 1,040 $ 839 $ 437 $ 2,420 $ 2,009 $ Income from discontinued operations (904) (48) - (1,182) (68) Income tax expense (benefit) 252 (1,019) 52 337 (779) Other (income) expense, net (9) 651 1 55 632 Interest expense 32 31 34 136 127 Interest income (4) (2) (7) (17) (19) Operating income 407 $ 452 $ 517 $ 1,749 $ 1,902 $ Acquisition related charges 11 18 4 94 32 Restructuring and other charges, net 70 31 30 149 2 Adjusted operating income (1) 488 $ 501 $ 551 $ 1,992 $ 1,936 $ Depreciation and amortization (2) 160 146 146 600 580 Adjusted EBITDA (1) 648 $ 647 $ 697 $ 2,592 $ 2,516 $ Net sales 2,984 $ 3,121 $ 3,332 $ 12,233 $ 12,238 $ Net income as a percentage of net sales 34.9% 26.9% 13.1% 19.8% 16.4% Adjusted EBITDA margin (1) 21.7% 20.7% 20.9% 21.2% 20.6% (2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million, $2 million, and $1 million for the quarters ended September 25, 2015, June 24, 2016, and September 30, 2016, respectively, and $16 million and $5 million for the years ended September 25, 2015 and September 30, 2016, respectively, as these charges are included in the acquisition related charges line. For the Quarters Ended For the Years Ended (1) See description of non-GAAP measures contained in this Appendix. ($ in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q1 2017 and Fiscal 2017 37 Outlook for Quarter Ending December 30, Outlook for 2016 (1) Fiscal 2017 (1) Diluted earnings per share from continuing operations (GAAP) $0.84 - $0.88 $3.84 - $4.14 Restructuring and other charges, net 0.13 0.31 Acquisition related charges 0.01 0.04 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $0.98 - $1.02 $4.19 - $4.49 Net sales growth (GAAP) 4 - 8% 0.5 - 5.5% Impact of additional week N/A 2 Net sales growth excluding the impact of the additional week (non-GAAP) (2) N/A 2.5 - 7.5% Translation (1) - (Acquisitions) divestitures, net (2) (2) Organic net sales growth excluding the impact of the additional week (non-GAAP) (2) 1 - 5% 0.5 - 5.5% (1) Outlook is as of November 2, 2016. (2) See description of non-GAAP measures contained in this Appendix.

Impact of Changes in Foreign Currency Exchange Rates for Q4 2016, Fiscal 2016, Q1 2017 and Fiscal 2017 38 Adjusted Operating Net Sales Income (1) Adjusted EPS (1) Quarter ended September 25, 2015 2,984 $ 488 $ 0.90 $ Impact of changes in foreign currency exchange rates 11 4 0.01 Operational performance 99 4 0.23 Quarter ended September 30, 2016 - 13 weeks (1) 3,094 496 1.14 Impact of additional week 238 55 0.13 Quarter ended September 30, 2016 3,332 $ 551 $ 1.27 $ Adjusted Operating Net Sales Income (1) Adjusted EPS (1) Year ended September 25, 2015 12,233 $ 1,992 $ 3.60 $ Impact of changes in foreign currency exchange rates (254) (38) (0.07) Operational performance 21 (73) 0.42 Year ended September 30, 2016 - 52 weeks (1) 12,000 1,881 3.95 Impact of additional week 238 55 0.13 Year ended September 30, 2016 12,238 $ 1,936 $ 4.08 $ Net Sales Adjusted EPS (1) Quarter ended December 25, 2015 2,833 $ 0.84 $ Impact of changes in foreign currency exchange rates 21 0.01 Operational performance 82 0.13 Acquisitions (divestitures), net 64 0.02 Outlook for the quarter ending December 30, 2016 (2) 3,000 $ 1.00 $ Net Sales Adjusted EPS (1) Year ended September 30, 2016 12,238 $ 4.08 $ Impact of additional week (238) (0.13) Year ended September 30, 2016 - 52 weeks (1) 12,000 3.95 Impact of changes in foreign currency exchange rates - - Operational performance 416 0.33 Acquisitions (divestitures), net 184 0.06 Outlook for the year ending September 29, 2017 (2) 12,600 $ 4.34 $ (in millions, except per share data) (in millions, except per share data) (1) See description of non-GAAP measures contained in this Appendix. (2) Outlook is as of November 2, 2016. (in millions, except per share data) (in millions, except per share data)